PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  2. To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger proposal (“Proposal 2”). 1. To approve the Agreement and Plan of Merger, dated [ ], 2017 (as it may be amended from time to time), between the Company and Regional Health Properties, Inc., a Georgia corporation and a wholly owned subsidiary of the Company newly formed for the purpose of the merger (the “merger proposal”) (“Proposal 1”). The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then this proxy will be voted “FOR” Proposals 1 and 2 and in the discretion of the proxies as to any other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. Signature____________________________________ Signature, if held jointly_____________________________________ Date_____________, 2017 Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian or attorney, please give full title. Joint owners should each sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Please mark your votes like this X FOR AGAINST ABSTAINFOR AGAINST ABSTAIN INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card avail- able when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the In- ternet or by telephone must be received by 11:59 p.m., Eastern Time, on XXXX XX, 2017. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK  EASY PROXY The Board of Directors recommends you vote “FOR” Proposals 1 and 2. X Please mark your votes like this PROXY L FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED L Signature Signature (if Held Jointly) Date , 2014. Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian or attorney, please give full title. Joint owners should each sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: envelopeback telephonesolid Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on October 13, 2014. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone – QUICK ### EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail 1. Approval of the Additional Leasing Transactions (as defined in the Proxy Statement), which transactions may constitute the lease of all or substantially all of the Company’s pr perty under Georgia law (“Proposal 1”). THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then this proxy will be voted “FOR” Proposal 1 relating to the approval of the Additional Leasing Transactions and “FOR” Proposal 2 relating to the approval of the adjournment of the Special Meeting in order to solicit additional proxies in favor of Proposal 1, and in the discretion of the above-named proxies as to any other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. 2.Approval of the adjournment of the Special Meeting in order to solicit additional proxies in favor of Proposal 1, if necessary (“Proposal 2”). FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN CONTROL NUMBER

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held XXXXX, 2017 The Notice of Meeting and Proxy Statement/Prospectus are available at: http://www.cstproxy.com/adcarehealth/sm2017 ADCARE HEALTH SYSTEMS, INC. 454 Satellite Boulevard, Suite 100 Suwanee, Georgia 30024 The undersigned shareholder of AdCare Health Systems, Inc., a Georgia corporation (the “Company”), hereby constitutes and appoints Allan J. Rimland and E. Clinton Cain, and each of them individually, each with full power of substitution and resubstitution, to vote the number of shares of the Company’s common stock which the undersigned would be entitled to vote if personally present at the Company’s Special Meeting of Shareholders to be held on [•], 2017, at [•], local time, at the Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia, or at any adjournment or postponement thereof (the “Special Meeting”), upon the proposals described in the Notice of Special Meeting of Shareholders and Proxy Statement (the “Proxy Statement”), the receipt of which is acknowledged, in the manner specified below. The above-named proxies of the undersigned are further authorized and directed to vote, in their discretion, on any adjournment or postponement of the Special Meeting and on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE) PROXY THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2017 L FOLD HERE • • INSERT IN ENVELOPE PROVIDED L ADCARE HEA TH TEMS, INC. 1145 Hembree Road Roswell, Georgia 30076 PROXY THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2014 The undersigned shareholder of AdCare Health Systems, Inc. (the “Company”) hereby constitutes and appoints David A. Tenwick and Ronald W. Fleming, and each of them individually, each with full power of substitution and resubstitution, to vote the number of shares of the Company’s common stock which the undersigned would be entitled to vote if personally present at the Company’s Special Meeting of Shareholders to be held on Tuesday, October 14, 2014, at The Westin Buckhead Atlanta, 3391 Peachtree Road, N.E., Atlanta, Georgia, at 10:00 a.m., local time, or at any adjournment or postponement thereof (the “Special Meeting”), upon the proposals described in the Notice of Special Meeting of Shareholders and Proxy Statement, dated September 3, 2014 (the “Proxy Statement”), the receipt of which is hereby acknowledged, in the manner specified below. The above-named proxies of the undersigned are further authorized and directed to vote, in their discretion, on any adjournment or postponement of the Special Meeting and on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held October 14, 2014. The Proxy Statement is available at: http://www.cstproxy.com/adcarehealth/sm2014